                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

[x]      Filed by the Registrant

[ ]      Filed by a Party other than the Registrant

         Check the appropriate box:

         [ ]      Preliminary Proxy Statement       [ ]    Confidential, for Use
                                                           of the Commission
                                                           Only (as permitted by
                                                           Rule 14a - 6(e)(2))

         [ ]      Definitive Proxy Statement

         [x]      Definitive Additional Materials

         [ ]      Soliciting Material Under Rule
                  14a-12

                               JCC HOLDING COMPANY
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

         [x]      No fee required.

         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)
                  (1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

                  (2) Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

                  (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

                  (5)      Total fee paid:

                  --------------------------------------------------------------

         [ ]      Fee paid previously with preliminary materials.

         -----------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         -----------------------------------------------------------------------

         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3)      Filing Party:

         -----------------------------------------------------------------------

         (4)      Date Filed:


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                               JCC HOLDING COMPANY
               SUPPLEMENT TO PROXY STATEMENT DATED MARCH 18, 2002

         This supplement to the proxy statement dated March 18, 2002, is being furnished to you in connection with the solicitation of proxies by and on behalf of the board of directors of JCC Holding Company for use at the annual meeting of stockholders to be held on Tuesday, June 4, 2002 at the Harrah's New Orleans Casino in The Mansion Ballroom, 4 Canal Street, New Orleans, Louisiana 70130, at 9:00 a.m. Central Time, and at any adjournment or postponement of the meeting. This supplement should be read in conjunction with the proxy statement dated March 18, 2002. This supplement is dated May 24, 2002, and is first being mailed on or about May 24, 2002, to our stockholders of record as of March 8, 2002.

                         POSTPONEMENT OF ANNUAL MEETING

         Our annual meeting of shareholders was scheduled to take place on April 25, 2002 at the Harrah's New Orleans Casino in New Orleans, Louisiana. We filed our related proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934 on March 15, 2002 and first mailed the proxy statement to stockholders on or about March 18, 2002. Proxies for the meeting were solicited on behalf of the board of directors of JCC Holding Company to elect two directors for a two-year term (Proposal 1), ratify the appointment of Deloitte & Touche LLP as our independent public accountants for 2002 (Proposal 2), and transact any other business as properly comes before the annual meeting or any adjournment thereof. On February 25, 2002, we received correspondence from Harrah's Operating Company, Inc., the record holder of 49% of our common stock and a wholly-owned subsidiary of Harrah's Entertainment, Inc. ("Harrah's Entertainment"), seeking to nominate Dr. Charles C. Teamer, Sr. for election as a director to our board of directors. We did not recognize the nomination as a proper director nomination under our charter and bylaws. On March 15, 2002, Harrah's Entertainment and Harrah's Operating Company, Inc. filed suit against JCC Holding Company in the Chancery Court of Delaware seeking declaratory judgment on the propriety of Dr. Teamer's nomination. Pursuant to an agreed Stipulation and Order, JCC Holding Company agreed to adjourn the annual meeting scheduled to take place on April 25, 2002 until May 24, 2002, and also agreed to adjourn the May 24, 2002 meeting until June 4, 2002, pending resolution of this Delaware action. The Stipulation and Order, however, does not change the record date of March 8, 2002 for the annual meeting.

                                  REVOCATION OF
       PROPOSAL 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Harrah's Entertainment announced the dismissal of its independent public accountants, Arthur Andersen LLP, and the engagement of Deloitte as its new independent public accounting firm, effective May 2, 2002. Because the primary shareholder of JCC Holding Company retained Deloitte and in order to better assure the complete independence of our public accountants, we believe it was in our best interest to replace Deloitte with Ernst & Young LLP ("Ernst & Young"). On May 17, 2002, our board of directors unanimously approved the dismissal of Deloitte and engagement of Ernst & Young as our new independent public accountants.



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         Harrah's Entertainment's announcement of its decision to change its independent public accountants and our subsequent decision to change our independent public accountants was made after the printing and mailing of our proxy statement for the 2002 annual meeting of stockholders, originally scheduled to be held on April 25, 2002. Although ratification by stockholders of our choice of independent public accountants is not required by law, the board of directors determined it was desirable to include in our proxy statement for the 2002 annual meeting a proposal requesting stockholder approval of Deloitte as our independent public accountants for the year ending December 31, 2002.

         Due to the subsequent events described above, our board of directors has revoked its request that the stockholders ratify the prior selection of Deloitte as independent public accountants for the year ending December 31, 2002. Accordingly, Proposal 2 will NOT be acted upon at our annual meeting and you do NOT need to vote on Proposal 2 when completing and returning your proxy card. If you have previously submitted your proxy card, you do not need to do anything and your vote regarding Proposal 2 will be disregarded. NO PROXIES WILL BE VOTED FOR PROPOSAL 2.

                                             By Order of the Board of Directors,

                                             /s/ L. Camille Fowler

                                             L. Camille Fowler
                                             Vice-President--Finance,
                                             Treasurer and Secretary

New Orleans, Louisiana
May 24, 2002



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